                                                                     EXHIBIT 4.1

NUMBER                                                                    SHARES
[ 1 ]                                                                      [   ]

                                                                  EUROSEAS LTD.
                                                                MARSHALL ISLANDS
                                                                     (STAMP)

                                  EUROSEAS LTD.

        Organized under the Laws of the Republic of the Marshall Islands
      Pursuant to the Business Corporation Act by Articles of Incorporation
       Filed in the Office of the Registrar of Corporation on May 5, 2005


       AUTHORIZED CAPITAL ONE HUNDRED TWENTY (120,000,000) MILLION SHARES
                              PAR VALUE $0.01 EACH

This is to Certify that                                          is the owner of
                        ----------------------------------------


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          FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK OF


                                  EUROSEAS LTD.

transferable on the books of the Corporation by the holder hereof in person or by duly Authorized Attorney upon surrender of this Certificate, properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated 25th August 2005


-------------------                               ------------------------
SECRETARY/TREASURER                               VICE PRESIDENT/PRESIDENT

                                     (SEAL)

===============================================================================
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
===============================================================================



         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common                       UNIF GIFT MIN ACT --          Custodian
TEN ENT  --  as tenants by the entireties                                    -----------------------------
JT TEN   --  as joint tenants with right of                                  (Cust)                (Minor)
             survivorship and not as tenants in common                       under Uniform Gifts to Minors
                                                                             Act
                                                                                 -------------------------
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,         HEREBY SELL, ASSIGN AND TRANSFER UNTO
                    -------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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                                                                          SHARES
--------------------------------------------------------------------------
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
        ------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

         DATED
               -----------------
               IN PRESENCE OF


                                         ---------------------------------------

-----------------------------------------


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.